EXHIBIT 10.1






                         BOND SECURITIZATION, L.L.C.,

                                 as Purchaser


                                      and


                  [                                         ],

                                   as Seller



                       MORTGAGE LOAN PURCHASE AGREEMENT

                 Dated as of [                                 ]




                [ ] Home Equity Loan Asset-Backed Certificates

                                 Series 200_-_







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                               Table of Contents

                                                                          Page
                                                                          ----

                                  ARTICLE I.
                                  DEFINITIONS

Section 1.01.     Definitions................................................1

                                  ARTICLE II.
               SALE OF MORTGAGE LOANS; PAYMENT OF PURCHASE PRICE

Section 2.01.     Sale of Initial Mortgage Loans.............................1
Section 2.02.     Reserved...................................................2
Section 2.03.     Obligations of Seller Upon Sale............................2
Section 2.04.     Payment of Purchase Price for the Mortgage Loans...........3

                                 ARTICLE III.
              REPRESENTATIONS AND WARRANTIES; REMEDIES FOR BREACH

Section 3.01.     Seller Representations and Warranties Relating
                  to the Mortgage Loans......................................4
Section 3.02.     Seller Representations and Warranties - General............5

                                  ARTICLE IV.
                              SELLER'S COVENANTS

Section 4.01.     Covenants of the Seller....................................7

                                  ARTICLE V.
       INDEMNIFICATION BY THE SELLER WITH RESPECT TO THE MORTGAGE LOANS

Section 5.01.     Indemnification............................................7

                         ARTICLE VI.
                         TERMINATION

Section 6.01.     Termination...............................................10

                        ARTICLE VII.
                  MISCELLANEOUS PROVISIONS

Section 7.01.     Amendment.................................................10
Section 7.02.     Governing Law.............................................10
Section 7.03.     Notices...................................................10
Section 7.04.     Severability of Provisions................................11
Section 7.05.     Counterparts..............................................11
Section 7.06.     Further Agreements........................................11
Section 7.07.     Intention of the Parties..................................11


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Section 7.08.     Successors and Assigns: Assignment of Purchase Agreement..11
Section 7.09.     Survival..................................................12


Schedule I  Mortgage Loans                                                 I-1

                                      ii

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          MORTGAGE LOAN PURCHASE AGREEMENT, dated as of [          ] (the
"Agreement"), between [         ] (the "Seller") and Bond Securitization, L.L.C.
(the "Purchaser").

                              W I T N E S S E T H
                              - - - - - - - - - -

          WHEREAS, the Seller is the owner of the notes or other evidence of indebtedness (the "Mortgage Notes") so indicated on Schedule I hereto referred to below, and Related Documents (as defined below) (collectively, the "Mortgage Loans"); and

          WHEREAS, the Seller, as of the date hereof, owns the mortgages (the "Mortgages") on the properties (the "Mortgaged Properties") securing such Mortgage Loans, including rights to (a) any property acquired by foreclosure or deed in lieu of foreclosure or otherwise and (b) the proceeds of any insurance policies covering the Mortgage Loans or the Mortgaged Properties or the obligors on the Mortgage Loans; and

          WHEREAS, the parties hereto desire that the Seller sell the Mortgage Loans to the Purchaser pursuant to the terms of this Agreement; and

          WHEREAS, pursuant to the terms of a [DOCUMENT] dated as of [        ]
(the "[DOCUMENT]") among the Purchaser, as depositor, the Seller, as seller
and as servicer, [              ], as [indenture] trustee (the "[Indenture]
Trustee") [and the Trust (as defined below)], the Purchaser will convey the Mortgage Loans to [ ] Home Equity Loan Trust 200_-_ (the "Trust").

          NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

                                  ARTICLE I.
                                  DEFINITIONS

     Section 1.01. Definitions. All capitalized terms used but not defined herein shall have the meanings assigned thereto in the [DOCUMENT].


                                  ARTICLE II.
               SALE OF MORTGAGE LOANS; PAYMENT OF PURCHASE PRICE

     Section 2.01. Sale of Initial Mortgage Loans. The Seller, concurrently with the execution and delivery of this Agreement, does hereby sell, assign, set over, and otherwise convey to the Purchaser, without recourse, all of its right, title and interest in and to (i) each Mortgage Loan, including the related Cut-Off Date Principal Balance, all interest accruing thereon after the Cut-Off Date and all collections in respect of interest and principal received after the Cut-Off Date; (ii) property which secured such Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure; (iii) its interest in any insurance policies in respect of the Mortgage Loans; and (iv) all proceeds of any of the foregoing.



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     Section 2.02.  Reserved.

     Section 2.03. Obligations of Seller Upon Sale. In connection with any transfer pursuant to Section 2.01 hereof, the Seller further agrees, at its own expense, on or prior to the Closing Date, (a) to indicate in its books and records that the Mortgage Loans have been sold to the Purchaser or to the [Owner] Trustee as assignee of the Purchaser, as applicable, pursuant to this Agreement and (b) to deliver to the Purchaser or at the direction of the Purchaser, to the [Indenture] Trustee, as applicable, a computer file containing a true and complete list of all such Mortgage Loans specifying for each such Mortgage Loan, as of the Cut-Off Date, (i) its account number and
(ii) the Cut-Off Date Principal Balance. Such file, which forms a part of Exhibit A to the [DOCUMENT], shall also be marked as Schedule I to this Agreement and is hereby incorporated into and made a part of this Agreement.

          In connection with any conveyance by the Seller, the Seller shall on behalf of the Purchaser, on or before the Closing Date, deliver to and deposit with the Purchaser or, at the direction of the Purchaser, to the [Owner] Trustee [or, at the direction of the Owner Trustee, to the Indenture Trustee,] the following documents or instruments with respect to each Mortgage Loan (the
"Related Documents"); provided that so long as the rating of the Seller's [   ]
debt is [       ] or above, the Seller may retain possession of the Related
Documents as custodian:

          (i) the original Mortgage Note, endorsed in blank, with all intervening endorsements showing a complete chain of title from the originator of such Mortgage Loan to the Seller;

          (ii) the original Mortgage, with evidence of recording thereon, provided that if the original Mortgage has been delivered for recording to the appropriate public recording office of the jurisdiction in which the Mortgaged Property is located but has not yet been returned to the Seller by such recording office, the Seller shall deliver to the Owner Trustee or, at the direction of the Owner Trustee, to the Indenture Trustee, a certified true copy of such original Mortgage so certified by the Seller, together with a certificate of the Seller certifying that such original Mortgage has been so delivered to such recording office; in all such instances, the Seller shall deliver or cause to be delivered the original recorded Mortgage to the Owner Trustee or, at the direction of the Owner Trustee, to the Indenture Trustee, promptly upon receipt of the original recorded Mortgage;

          (iii) the original attorney's opinion of title or the original policy of title insurance, provided that if any such original policy of title insurance has not yet been received by the Seller, the Seller shall have delivered to the Owner Trustee or, at the direction of the Owner Trustee, to the Indenture Trustee, a copy of such policy or a title insurance binder or commitment for the issuance of such policy;

          (iv) originals of all intervening assignments of Mortgage, with evidence of recording thereon, showing a complete chain of title from the originator to the Seller, provided that if any such original intervening assignment of Mortgage has been delivered for recording to the appropriate public recording office of the jurisdiction in which the Mortgaged Property is located but has not yet been returned to the Seller by such recording office, the Seller shall have delivered to the Owner Trustee or, at the direction of the Owner Trustee, to the Indenture


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Trustee, a certified true copy of such original assignment of Mortgage so certified by the Seller, together with a certificate of the Seller certifying that such original assignment of Mortgage has been so delivered to such recording office; in all such instances, the Seller shall deliver or cause to be delivered any such original assignments to the Owner Trustee or, at the direction of the Owner Trustee, to the Indenture Trustee promptly upon receipt thereof; and

          (v) originals of all assumption and modification agreements, if any.

     The Seller hereby confirms to the Purchaser that it has made the appropriate entries in its general accounting records, to indicate clearly and unambiguously that such Mortgage Loans have been transferred to the [Owner] Trustee and constitute part of the Trust in accordance with the terms of the [DOCUMENT].

          In all instances where the original recorded Mortgage is not delivered as provided in clause (ii) above and instances where intervening assignments with evidence of recording thereon called for by (iv) above are unavailable, the Seller will deliver or cause to be delivered the original recorded Mortgage and intervening assignments with evidence of recording thereon, as applicable, to the Purchaser or, at the direction of the Purchaser, to the Owner Trustee or, at the direction of the Owner Trustee, to the Indenture Trustee promptly upon receipt thereof.

          The Purchaser hereby acknowledges its acceptance of all right, title and interest to the Mortgage Loans and other property, now existing and hereafter created, conveyed to it pursuant to Section 2.01 above.

          The parties hereto intend that the transaction set forth herein be a sale by the Seller to the Purchaser of all the Seller's right, title and interest in and to the Mortgage Loans and other property described above. In the event the transaction set forth herein is deemed not to be a sale, the Seller hereby grants to the Purchaser a security interest in all of the Seller's right, title and interest in, to and under the Mortgage Loans and other property described above, whether now existing or hereafter created, to secure all of the Seller's obligations hereunder; and this Agreement shall constitute a security agreement under applicable law. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Sale and Servicing Agreement.

     Section 2.04.   Payment of Purchase Price for the Mortgage Loans. (a)
In consideration of the sale of the Mortgage Loans from the Seller to the Purchaser on the Closing Date, the Purchaser agrees to pay to the Seller on the Closing Date by transfer of immediately available funds, an amount equal
to the sum of $[        ] in respect of the Mortgage Loans, and to transfer to
the Seller on the Closing Date a certificate representing the Ownership Interest (together with the sum referred to above the "Purchaser Price"). The Seller shall pay, and be billed directly for, all expenses incurred by the Purchaser in connection with the issuance of the Notes, including, without limitation, printing fees incurred in connection with the prospectus relating to the Notes, blue sky registration fees and expenses, fees and expenses of Purchaser's counsel, fees of the rating agencies requested to rate the Notes, accountant's fees and expenses


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and the fees and expenses of the Indenture Trustee, the fees and expenses of
the [         ] in connection with file reunderwriting fees, the fees and
expenses of [           ] in connection with appraisal reviews, [the Premium
Amount] and other out-of-pocket costs, if any. If the Purchaser shall determine that the Expense Reimbursement Amount is not sufficient to reimburse the Purchaser for all expenses incurred by it that are subject to reimbursement by the Seller hereunder as described above, the Seller shall promptly reimburse the Purchaser for such additional amounts upon notice by the Purchaser to the Seller.

          (a) Within [ ] days of [the Closing Date], [the date on which the
rating of the Seller's [    ] debt is below [     ] the Seller, at its own
expense, shall deliver the other Related Documents to the [     ] Trustee and
send or cause to be sent for recording each Assignment of Mortgage (which may be a blanket assignment if permitted by applicable law) in favor of the [Indenture] Trustee, as transferee of the Purchaser, pursuant to the [DOCUMENT] in the appropriate real property recording office of the jurisdiction in which the related Mortgaged Property is located, except as to those non-recordation states referred to below. With respect to any Assignment of Mortgage as to which the related recording information is unavailable within the applicable time period set forth above, such Assignment of Mortgage shall be submitted for recording within [ ] days after receipt of such information but in no event later than one year from the date such Assignment of Mortgage is otherwise required to be recorded pursuant to this Section 2.04(b). In the event that any such Assignment of Mortgage is lost or returned unrecorded because of a defect therein, the Seller shall promptly prepare a substitute Assignment of Mortgage or cure such defect, as the case may be, and shall be required to submit each such Assignment of Mortgage for recording. With respect to any "non-recordation" state, the Seller may provide to the [Indenture] Trustee [and the Insurer] (and to each Rating Agency, in the case of any state in which [ ]% or more by Principal Balance as of the Cut-Off Date of the Mortgaged Properties are located), an opinion of counsel in a form reasonably acceptable to the [Indenture] Trustee [and the Insurer] (and, where applicable, to each Rating Agency), to the effect that, as to any Mortgage Loan with respect to which the related Mortgaged Property is located in such state, recordation of an Assignment of Mortgage in such state is not necessary to transfer title to the related Mortgage Note to the Trust or to pledge to the [Indenture] Trustee the Seller's rights under such Mortgage Note in respect of which the Mortgaged Property is located in such state. [Notwithstanding the above, such opinion is only required in connection with a failure to record Assignments of Mortgage in the States of ________________.] Any failure of the Seller to comply with this Section shall result in the obligation of the Seller to repurchase or substitute an Eligible Substitute Mortgage Loan for the related Mortgage Loan pursuant to the provisions of the [DOCUMENT].

                                 ARTICLE III.
              REPRESENTATIONS AND WARRANTIES; REMEDIES FOR BREACH

     Section 3.01. Seller Representations and Warranties Relating to the Mortgage Loans. The Seller represents and warrants to the Purchaser that with respect to the Mortgage Loans as of the Closing Date, each of the representations and warranties contained in Section 2.04(a) of the [DOCUMENT], with the same force and effect as if fully set forth herein, are true and correct as of the Closing Date.



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     With respect to the representations and warranties set forth in this
Section 3.01 that are made to the best of the Seller's knowledge or as to which the Seller has no knowledge, if it is discovered by the Depositor, the Seller, the Servicer, [the Insurer] or a Responsible Officer of the Indenture Trustee, pursuant to the [DOCUMENT], that the substance of such representation and warranty is inaccurate and such inaccuracy materially and adversely affects the value of the related Mortgage Loan then, notwithstanding the Seller's lack of knowledge with respect to the substance of such representation and warranty being inaccurate at the time the representation or warranty was made, such inaccuracy shall be deemed a breach of the applicable representation or warranty.

     With respect to any breach of a representation or warranty set forth in this Section 3.01, the Seller shall cure, repurchase or substitute the related Mortgage Loan in accordance with the [DOCUMENT].

     It is understood and agreed that the representations and warranties set forth in this Section 3.01 shall survive delivery of the respective Mortgage Files and the sale and assignment of the Mortgage Loans as contemplated hereby.

     Section 3.02. Seller Representations and Warranties - General. The Seller hereby represents and warrants to the Purchaser that as of the Closing Date or as of such date specifically provided herein:

          (i) The Seller is a duly organized and validly existing [       ], in
good standing under the laws of [          ] and has the power and authority to
own its assets and to transact the business in which it is currently engaged. The Seller is duly qualified to do business and is in good standing in each jurisdiction in which the character of the business transacted by it or properties owned or leased by it requires such qualification and in which the failure to so qualify would have a material adverse effect on (a) its business, properties, assets or condition (financial or other), (b) the performance of its obligations under this Agreement, (c) the value or marketability of the Mortgage Loans, or (d) the ability to foreclose on the related Mortgaged Properties;

          (ii) The Seller has the power and authority to make, execute, deliver and perform its obligations under this Agreement and to consummate all of the transactions contemplated under this Agreement, and has taken all necessary action to authorize the execution, delivery and performance of this Agreement. When executed and delivered, this Agreement will constitute its legal, valid and binding obligation enforceable in accordance with its terms, except as enforcement of such terms may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies;

          (iii) The Seller holds all necessary licenses, certificates and permits from all governmental authorities necessary for conducting its business as it is presently conducted. It is not required to obtain the consent of any other party or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this


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Agreement, except for such consents, licenses, approvals or authorizations, or registrations or declarations, as the case may be, as shall have been obtained or filed, prior to the Closing Date;

          (iv) The execution, delivery and performance of this Agreement by it will not conflict with or result in a breach of, or constitute a default under, any provision of any existing law or regulation or any order or decree of any court applicable to the Seller or any of its properties or any provision of its [Articles of Incorporation] or Bylaws, or constitute a material breach of, or result in the creation or imposition of any lien, charge or encumbrance upon any of its properties pursuant to, any mortgage, indenture, contract or other agreement to which it is a party or by which it may be bound;

          (v) No certificate of an officer, statement furnished in writing or report delivered pursuant to the terms hereof by the Seller contains any untrue statement of a material fact or omits to state any material fact necessary to make the certificate, statement or report, as applicable, not misleading;

          (vi) The transactions contemplated by this Agreement are in the ordinary course of the Seller's business;

          (vii) The Seller is not insolvent, nor will the Seller be made insolvent by the transfer of the Mortgage Loans, nor is the Seller aware of any pending insolvency;

          (viii) The Seller is not in violation of, and the execution and delivery of this Agreement by it and its performance and compliance with the terms of this Agreement will not constitute a violation with respect to, any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction, which violation would materially and adversely affect the Seller's condition (financial or otherwise) or operations or any of the Seller's properties or materially and adversely affect the performance of any of its duties hereunder;

          (ix) There are no actions or proceedings against, or investigations of the Seller pending or, to its knowledge, threatened, before any court, administrative agency or other tribunal (a) that, if determined adversely, would prohibit the Seller from entering into this Agreement or the Sale and Servicing Agreement, (b) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or (c) that, if determined adversely, would prohibit or materially and adversely affect the Seller's performance of any of its respective obligations under, or the validity or enforceability of, this Agreement or the Sale and Servicing Agreement;

          (x) The Seller represents and warrants that it did not sell the Mortgage Loans to the Depositor, as Purchaser under this Agreement, with any intent to hinder, delay or defraud any of its creditors; and the Seller will not be rendered insolvent as a result of the sale of the Mortgage Loans to the Depositor, as Purchaser under this Agreement;

          (xi) The Seller represents and warrants that it acquired title to the Mortgage Loans in good faith, without notice of any adverse claim thereto; and



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          (xii) The Seller represents and warrants that the transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Seller pursuant to this Agreement are not subject to the bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction.

                                  ARTICLE IV.
                              SELLER'S COVENANTS

     Section 4.01. Covenants of the Seller. The Seller hereby covenants that except for the transfer hereunder, the Seller will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on any Mortgage Loan, or any interest therein; the Seller will notify the Purchaser[, the Insurer] and the [Owner] Trustee of the existence of any Lien on any Mortgage Loan immediately upon discovery thereof; and the Seller will defend the right, title and interest of the Trust and the [Indenture] Trustee in, to and under the Mortgage Loans, against all claims of third parties claiming through or under the Seller; provided, however, that nothing in this Section 4.01 shall prevent or be deemed to prohibit the Seller from suffering to exist upon any of the Mortgage Loans any Liens for municipal or other local taxes or other governmental charges if such taxes or governmental charges shall not at the time be due and payable or if the Seller shall currently be contesting the validity thereof in good faith by appropriate proceedings and shall have set aside on its books adequate reserves with respect thereto.


                                  ARTICLE V.
       INDEMNIFICATION BY THE SELLER WITH RESPECT TO THE MORTGAGE LOANS

     Section 5.01. Indemnification. (a) The Seller agrees to indemnify and hold harmless the Purchaser, each of its directors, each of its officers who have signed the Registration Statement, and each person or entity who controls the Purchaser or any such person, within the meaning of Section 15 of the Securities Act of 1933, as amended (the "Securities Act"), against any and all losses, claims, damages or liabilities, joint and several, to which the Purchaser, or any such person or entity may become subject, under the Securities Act or otherwise, and will reimburse the Purchaser and each such controlling person for any legal or other expenses incurred by the Purchaser or such controlling person in connection with investigating or defending any such loss, claims, damages or liabilities insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in (i) the Registration Statement, the Prospectus Supplement or any amendment or supplement to the Prospectus Supplement approved in writing by the Seller or (ii) Seller Collateral Information (as defined below) or the omission or the alleged omission to state therein a material fact necessary in order to make the statements in the Prospectus Supplement or any amendment or supplement to the Prospectus Supplement approved in writing by the Seller, or Seller Collateral Information, not misleading, but in the case of clause (i) above only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission relates to the information contained in the Prospectus Supplement under the captions: ["Summary - The Mortgage Loans," " - The Seller" and " - The Servicer"; "Risk Factors - Limited Information Regarding Prepayment History"; "Risk Factors - Servicer's Ability to Change the Terms of the Mortgage Loans"; "Risk Factors - Geographic Concentration Increases


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Risk That Certificate Yields Can be Impaired"; the last sentence in the first paragraph under "Prepayment and Yield Considerations- General"; and "Description of The Mortgage Loans," (such information, the "Seller Information").] This indemnity agreement will be in addition to any liability which the Seller may otherwise have to the Purchaser or any affiliate thereof concerning the assets of the Trust. The Seller shall not be liable to the Purchaser for Seller Collateral Information with respect to any untrue statement or alleged untrue statement or omission or alleged omission contained on any tape that is Seller Collateral Information, (such tape (a "Pool Error")) if such Pool Error was corrected in a tape subsequently provided to the Purchaser by the Seller prior to the date of the Prospectus Supplement. "Seller Collateral Information" as used herein means the information contained on any computer tape furnished to the Underwriters by the Seller concerning the assets comprising the Trust.

          (b) The Purchaser agrees to indemnify and hold harmless the Seller and each person who controls the Seller within the meaning of Section 15 of the Securities Act against any and all losses, claims, damages or liabilities, joint and several, to which the Seller, or any such person or entity may become subject, under the Securities Act or otherwise, and will reimburse the Seller for any legal or other expenses incurred by the Seller or such controlling person in connection with investigating or defending any such losses, claims, damages or liabilities insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon
(i) any untrue statement or alleged untrue statement of material fact contained in the Registration Statement or any amendment or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) any untrue statement or alleged untrue statement of any material fact contained in the Prospectus Supplement or the Prospectus or any amendment or supplement to the Prospectus Supplement or the Prospectus or the omission or the alleged omission to state therein a material fact necessary in order to make the statements in the Prospectus Supplement or the Prospectus or any amendment or supplement to the Prospectus Supplement or the Prospectus, in the light of the circumstances under which they were made, not misleading, but only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission relates to the information contained in the Prospectus Supplement or the Prospectus, other than the Seller Information, and except to the extent that any untrue statement or alleged untrue statement or omission or alleged omission relates to any inaccuracy contained in or omission from Seller Collateral Information with respect to which any Pool Error was not corrected prior to the date of the Prospectus Supplement. This indemnity agreement will be in addition to any liability which the Purchaser may otherwise have.

          (c) Promptly after receipt by any indemnified party under this
Article V of notice of any claim or the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party under this Article V, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify an indemnifying party shall not relieve it from any liability which it may have under this Article V except to the extent that it has been materially prejudiced by such failure to notify; provided, further, that the failure to notify any indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under this Article V.



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          If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this
Article V for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation.

          Any indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless: (i) the employment thereof has been specifically authorized by the indemnifying party in writing; (ii) such indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party and in the reasonable judgment of such counsel it is advisable for such indemnified party to employ separate counsel; or (iii) the indemnifying party has failed to assume the defense of such action and employ counsel reasonably satisfactory to the indemnified party, in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party, it being understood, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related action(s) in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to local counsel) at any time for all such indemnified parties, which firm shall be designated in writing by the Purchaser, if the indemnified parties under this Article V consist of the Purchaser, or by the Seller, if the indemnified parties under this Article V consist of the Seller.

          Each indemnified party, as a condition of the indemnity agreements contained in Section 5.01(a) and (b) above, shall use its best efforts to cooperate with the indemnifying party in the defense of any such action or claim. No indemnifying party shall be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

          Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel for which indemnification is required pursuant to this Article V, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement.



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

          (d) In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in this Article V is for any reason held to be unenforceable although applicable in accordance with its terms, the Seller, on the one hand, and the Purchaser, on the other, shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by said indemnity agreement incurred by the Seller and the Purchaser in such proportions as shall be appropriate to reflect the relative benefits received by the Seller on the one hand and the Purchaser on the other from the sale of the Mortgage Loans such that the Purchaser is responsible for that portion represented by the percentage that the difference between the Purchase Price paid to the Seller and the proceeds received by the Purchaser from the sale of the Notes bears to the Purchase Price and the Seller shall be responsible for the balance; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section, each person, if any, who controls the Purchaser within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as the Purchaser and each director of the Seller, each officer of the Seller, and each person, if any, who controls the Seller within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as the Seller. Notwithstanding anything in this paragraph (d) to the contrary, the Purchaser shall not be required to contribute an amount in excess of the amount of the underwriting discount appearing on the cover page of the Prospectus Supplement.

          (e) The Seller agrees to indemnify and to hold each of the Purchaser, the Trustee, the Certificate Insurer, each of the officers and directors of each such entity and each person or entity who controls each such entity or person and each Certificateholder harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that the Purchaser, the Trustee, the Certificate Insurer or any such person or entity and any Certificateholder may sustain in any way related to the failure of the Seller to perform its duties in compliance with the terms of this Agreement or (ii) arising from a breach by the Seller of its representations and warranties in
Article III of this Agreement. The Seller shall immediately notify the Purchaser, the Trustee, the Certificate Insurer and each Certificateholder if a claim is made by a third party with respect to this Agreement, the Seller shall assume the defense of any such claim and pay all expenses in connection therewith, including reasonable counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against the Purchaser, the Trustee, the Certificate Insurer or any such person or entity and/or any Certificateholder in respect of such claim.

                                  ARTICLE VI.
                                  TERMINATION

     Section 6.01. Termination. The respective obligations and responsibilities of the Seller and the Purchaser created hereby shall terminate, [except for the Seller's indemnity obligations as provided herein, ]upon the termination of the Trust as provided in Article VIII of the Sale and Servicing Agreement.




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

                                 ARTICLE VII.
                           MISCELLANEOUS PROVISIONS

     Section 7.01. Amendment. This Agreement may be amended from time to time by the Seller and the Purchaser, with the consent of the Insurer (which consent shall not be unreasonably withheld), by written agreement signed by the Seller and the Purchaser, with the consent of the Insurer (which consent shall not be unreasonably withheld).

     Section 7.02. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

     Section 7.03. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, addressed as follows:

          if to the Seller:

          [                                           ]
          [                                           ]
          [                                           ]
          [                                           ]
          [                                           ]
          [                                           ]

or such other address as may hereafter be furnished to the Purchaser in writing by the Seller.

          if to the Purchaser:

          [                                           ]
          [                                           ]
          [                                           ]
          [                                           ]
          [                                           ]

or such other address as may hereafter be furnished to the Seller in writing by the Purchaser.

     if to the Insurer: at the address designated in the Insurance Agreement.

     Section 7.04. Severability of Provisions. If any one or more of the covenants, agreements, provisions of terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity of enforceability of the other provisions of this Agreement.

     Section 7.05. Counterparts. This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so


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

executed, shall be deemed to be an original and such counterparts, together, shall constitute one and the same agreement.

     Section 7.06. Further Agreements. The Purchaser and the Seller each agree to execute and deliver to the other such additional documents, instruments or agreements as may be necessary or reasonable and appropriate to effectuate the purposes of this Agreement or in connection with the issuance of any Series of Notes secured by the Mortgage Loans.

     Section 7.07. Intention of the Parties. It is the intention of the parties that the Purchaser is purchasing, and the Seller is selling, the Mortgage Loans rather than pledging the Mortgage Loans to secure a loan by the Purchaser to the Seller. Accordingly, the parties hereto each intend to treat the transaction for accounting purposes as a sale by the Seller, and a purchase by the Purchaser, of the Mortgage Loans. The Purchaser will have the right to review the Mortgage Loans and the related Mortgage Files to determine the characteristics of the Mortgage Loans which will affect the Federal income tax consequences of owning the Mortgage Loans and the Seller will cooperate with all reasonable requests made by the Purchaser in the course of such review. [The Insurer shall be an intended third party beneficiary hereunder.]

     Section 7.08.  Successors and Assigns: Assignment of Purchase
Agreement. This Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the Purchaser, [the Insurer], the [Owner] Trustee [and the Indenture Trustee]. The obligations of the Seller under this Agreement cannot be assigned or delegated to a third party without the consent of the Purchaser [and the Insurer], which consent shall be at the Purchaser's [and the Insurer's] sole discretion, except that the Purchaser acknowledges and agrees that the Seller may [with the consent of the Insurer] assign its obligations hereunder to any Person into which the Seller is merged or any corporation resulting from any merger, conversion or consolidation to which the Seller is a party or any Person succeeding to the business of the Seller. The parties hereto acknowledge that the Purchaser is acquiring the Mortgage Loans for the purpose of contributing them to a trust that will issue a Series of [Notes secured by such Mortgage Loans]. As an inducement to the Purchaser to purchase the Mortgage Loans, the Seller acknowledges and consents to the assignment by the Purchaser to the [Owner] Trustee [and the assignment by the Owner Trustee to the Indenture Trustee] of all of the Purchaser's rights against the Seller pursuant to this Agreement insofar as such rights relate to Mortgage Loans transferred to such [Owner] Trustee and to the enforcement or exercise of any right or remedy against the Seller pursuant to this Agreement by the [Owner] Trustee under the [DOCUMENT] [and the Indenture Trustee under the Indenture]. Such enforcement of a right or remedy by the [Owner] Trustee shall have the same force and effect as if the right or remedy had been enforced or exercised by the Purchaser directly.

     Section 7.09. Survival. The representations and warranties set forth in Sections 3.01 and 3.02 and the provisions of Article V hereof shall survive the purchase of the Mortgage Loans hereunder.

          IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed to this Mortgage Loan Purchase Agreement by their respective officers thereunto duly authorized as of the day and year first above written.

                                        BOND SECURITIZATION, L.L.C.,
                                                       as Purchaser


                                        By:____________________________________
                                           Name:
                                           Title:



                                        [                                    ],
                                          as Seller


                                        By:____________________________________
                                           Name:
                                           Title:

STATE OF NEW YORK   )
                    )ss.:
COUNTY OF NEW YORK  )


     On the ___ day of [        ] 200_ before me, a Notary Public in and for
said State, personally appeared [         ], known to me to be a [           ]
of [                    ], the corporation that executed the within instrument,
and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

_____________________________
Notary Public

STATE OF             )
                     )ss.:
COUNTY OF            )


     On the ___ day of [        ] 200_ before me, a Notary Public in and for
said State, personally appeared ____________________, known to me to be a
[               ] of [                  ] the company that executed the within
instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

_____________________________
Notary Public



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

SCHEDULE I


                                MORTGAGE LOANS






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